2Q TWENTY18 EARNINGS PRESENTATION

Forward-Looking Statements and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin’s future financial performance, business and growth strategy, projected plans and objectives, and related transactions, integration of the acquired businesses, ability to recognize anticipated operational efficiencies, and other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin’s control. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward- looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Further, certain factors that could affect our future results and cause actual results to differ materially from those expressed in the forward-looking statements include: deterioration of Origin’s asset quality; changes in real estate values and liquidity in Origin’s primary market areas; the financial health of Origin’s commercial borrowers and the success of construction projects that Origin finances, including any loans acquired in acquisition transactions; changes in the value of collateral securing Origin’s loans; business and economic conditions generally and in the financial services industry, nationally and within Origin’s local market area; Origin’s ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin’s ability to maintain important deposit customer relationships, volatility and direction of market interest rates, which may increase funding costs and reduce earning asset yields thus reducing margin; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; Origin’s level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in our loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of Origin’s operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; Origin’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; and the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters including terrorist attack. For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” in Origin’s Quarterly Report on Form 10-Q filed with the SEC on June 1, 2018 (as amended on June 18, 2018) and “Risk Factors” in Origin’s prospectus filed with the SEC on May 9, 2018 pursuant to Section 424(b) of the Securities Act of 1933, as amended and any updates to those risk factors set forth in Origin’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin’s underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Origin cannot assess the impact of each factor on Origin’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Origin reports its results in accordance with United States generally accepted accounting principles (“GAAP”). However, management believes that certain non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business and management uses these non-GAAP measures to measure the Company’s performance and believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Origin’s reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation:   • Tangible common equity is defined as total stockholders’ equity less SBLF preferred stock, goodwill and other intangible assets, net • Tangible assets is defined as total assets less goodwill and core deposit intangibles and other intangible assets, net • Tangible common equity to tangible assets is a ratio that is determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding (assuming the conversion of all shares of Series D preferred stock issued and outstanding into common shares on a one-for-one basis) 2

TODAY’S PRESENTERS DRAKE MILLS Chairman, President & CEO Has served as President of Origin Bancorp, Inc. since 1998 and as CEO since 2008. Was elected Chairman of the Board of Directors in 2012. STEVE BROLLY Chief Financial Officer Has served as Chief Financial Officer of Origin Bancorp, Inc. since January 2018. Previously served as CFO of Fidelity Southern Corporation (Nasdaq: LION) and as Senior Vice President and Controller of Sun Bancorp, Inc. (Nasdaq: SNBC) LANCE HALL Bank President Named President of Origin Bank in July 2018. Has served in various roles including commercial lending, market management, credit analyst, relationship manager, and Chief Operating Officer. 3

COMPANY SNAPSHOT Origin Bank was founded in 1912 OBNK is headquartered in Ruston, LA 8 19 5 41 banking centers operating across Texas, Louisiana & Mississippi Strong commercial focus with 39% C&I And 43% CRE lending mix across our footprint 9 FINANCIAL HIGHLIGHTS Q2 2018 DOLLARS IN MILLIONS TOTAL ASSETS $4,372 TOTAL LOANS HELD FOR INVESTMENT $3,372 DOLLARS IN MILLIONS TOTAL DEPOSITS $3,672 DALLAS - FORT WORTH HOUSTON TOTAL STOCKHOLDERS’ EQUITY Entry: 2008 Entry: 2013 $519 Loans: $1,234 Loans: $448 TANGIBLE COMMON EQUITY (1) Deposits: $742 Deposits: $569 $495 Banking Centers: 8 Banking Centers: 9 TANGIBLE COMMON EQUITY / TANGIBLE ASSETS (1) 11.4% NORTH LOUISIANA CENTRAL MISSISSIPPI TOTAL RBC RATIO Founded: 1912 Entry: 2010 13.5% Loans: $1,103 Loans: $587 Deposits: $1,818 Deposits: $543 Banking Centers: 19 Banking Centers: 5 Note: All financial information and other bank data as of 6/30/18. (1) As used in this presentation, tangible common equity and tangible common equity/tangible assets are non-GAAP financial measures. For a 4 reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 15 of this presentation

SECOND QUARTER
2018 HIGHLIGHTS

- *Net interest income was at its highest level ever for our company, increasing by $2.4 million, or 7.0% over the linked quarter*
- *Continued improvement in net interest margin to 3.74% on a tax equivalent basis, six basis points higher than the first quarter of 2018*
- *Yield earned on total loans held for investment during Q218 was 4.89%, up sixteen basis points from the linked quarter*
- *Deposits grew by $91.4 million, or 2.6% over the linked quarter with non-interest bearing deposits continuing a growth trend, increasing to 25.9% of total deposits in the second quarter.*

(1) For periods prior to 2018Q2, as if 901,644 shares of Series D preferred stock were converted to common stock on a one for one basis.

(2) As used in this presentation, tangible common equity, tangible common equity to tangible assets and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 15 of this presentation.

FINANCIAL HIGHLIGHTS

DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	2018Q2	2018Q1	2017Q2	Linked Q Δ	YoY Q Δ
Balance Sheet					
Total Loans Held For Investment	$ 3,372,096	$ 3,245,992	$ 3,158,310	3.9%	6.8%
Total Assets	4,371,792	4,214,899	4,037,761	3.7%	8.3%
Total Deposits	3,672,097	3,580,738	3,404,324	2.6%	7.9%
Tangible Common Equity(1)(2)	495,243	390,345	384,714	26.9%	28.7%
Tangible Book Value Per Common Share(1)(2)	$ 21.07	$ 19.11	$ 18.86	10.3%	11.7%
Income Statement					
Net Interest Income	$ 37,170	$ 34,724	$ 31,917	7.0%	16.5%
Provision (Benefit) for Credit Losses	311	(1,524)	1,953	NM	(84.1%)
Noninterest Income	10,615	9,800	5,306	8.3%	100.1%
Noninterest Expense	32,012	29,857	30,674	7.2%	4.4%
Net Income	12,702	13,407	3,823	(5.3%)	232.3%
Diluted EPS	$ 0.53	$ 0.60	$ 0.13	(11.7%)	307.7%
Dividends Declared Per Common Share	$ 0.0325	$ 0.0325	$ 0.0325	0.0%	0.0%
Selected Ratios					
Net Interest Margin (FTE)	3.74%	3.68%	3.47%		
Efficiency Ratio	66.99%	67.06%	82.41%		
Return on Average Assets	1.17%	1.30%	0.38%		
Return on Average Equity	9.94%	11.82%	3.32%		

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BALANCE SHEET AVERAGE INTEREST EARNING ASSETS & NIM (FTE) REPOSITIONED FOR GROWTH & PROFITABILITY DOLLARS IN MILLIONS $4,100 4.00% $4,055 3.90% Consistent increase in yields $4,000 on earning assets $3,897 3.80% $3,900 Strong rebound in average loan $3,850 balances throughout 2017 and 3.74% 3.70% $3,793 $3,803 into 2018 $3,800 3.68% 3.60% 3.60% 3.62% Net interest margin expanding $3,700 MARGIN (FTE) INTEREST NET along with average balances 3.50% AVERAGE INTEREST EARNING ASSETS ($) ASSETS EARNING INTEREST AVERAGE 3.47% Poised for increased growth $3,600 3.40% rates in loans due to asset 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 sensitivity AVERAGE LOANS HFI & YIELDS DOLLARS IN MILLIONS $3,300 $3,284 6.00% $3,201 $3,186 $3,200 $3,163 5.50% $3,106 $3,100 5.00% $3,000 4.89% (%) YIELD 4.73% AVERAGE LOANS ($) LOANS AVERAGE 4.50% $2,900 4.48% 4.53% 4.31% $2,800 4.00% 6 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2

ASSET SENSITIVITY - % CHANGE IN NET INTEREST INCOME ASSET SENSITIVE (12/31/17) BALANCE SHEET 33.1% 24.9% Well positioned to benefit from a rising rate environment 16.7% Substantial growth in rate 8.4% sensitive assets over the last 0.0% five years Pricing moved above floors on -8.6% the majority of our loan portfolio -100 bps 0 bps 100 bps 200 bps 300 bps 400 bps in 2017 ASSET SENSITIVITY - % CHANGE IN NET INTEREST INCOME (6/30/18) 30.7% 23.1% 15.4% 7.8% 0.0% -8.2% -100 bps 0 bps 100 bps 200 bps 300 bps 400 bps Note: Change in net interest income assumes an instantaneous shock of interest rates. 7

DIVERSIFIED & GROWING REVENUE DISTRIBUTION – 2018Q2 REVENUE STREAMS Insurance Other Commission & Fee 6 % Income 4 % Meaningful noninterest income Mortgage Banking supplements spread related Revenue 5 % revenue Services Charges & Fees 7 % Comprehensive product suite delivered with high quality, responsive customer service Net Interest Income 78 % Operate insurance, mortgage and private banking businesses Noninterest Income 22% .Mortgage channel is focused on in-footprint retail REVENUE TREND origination and servicing our DOLLARS IN MILLIONS $48 MSR portfolio $43 $45 $39 22% $37 20% 22% 13% These products produce 14% diversification within our revenue stream while creating stronger, broader client 78% 86% 87% 80% 78% relationships 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 Net Interest Income Noninterest Income 8

ABILITY TO LEVERAGE OPERATING EFFICIENCY INFRASTRUCTURE 6.00% 110.00% Cost-effective, centralized back office functions provided 103.94% 105.00% through operations centered in 5.00% North Louisiana 100.00% Infrastructure exists to support 95.00% significant growth in assets at 4.00% 3.92% increasing levels of profitability 90.00% 3.04% 3.02% 2.94% .Recent investments in 3.00% 2.88% 85.00% systems and technology, ASSETS AVERAGE NIE/ digital banking and enterprise 82.41% 80.00% risk management RATIO EFFICIENCY 2.00% 75.00% Successful expansions in 74.00% 70.00% Dallas - Fort Worth and 1.00% Mississippi 67.06% 66.99% 65.00% .Significant opportunity to enhance ROAA through 0.00% 60.00% 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 added scale in Houston 9

GROWING CORE DEPOSIT DEPOSIT COMPOSITION – 2018Q2 FRANCHISE DOLLARS IN MILLIONS Brokered Deposits Continued success in growing 7% core deposits, especially Noninterest Bearing Demand CDs noninterest-bearing deposits, 26% 19% while significantly growing the balance sheet Savings Interest Bearing 4% Low cost of deposits driven by Demand 19% Money Market legacy North Louisiana 25% franchise .Rank 1st in deposit market share in Ruston, LA and 2018Q2 Cost of Deposits: 0.75% Monroe, LA MSA’s NONINTEREST-BEARING DEPOSITS Relationship bankers motivated $1,000 30.0% to grow core deposits $950 $950 28.0% .Builds and strengthens client $900 $833 relationships and provides $850 26.0% stable funding for growth $800 $780 25.9% 24.0% $750 $726 23.7% Expansion markets generating DOLLARS ($) MILLIONS IN $700 NONINTEREST-BEARING DEPOSITS NONINTEREST-BEARING 22.7% 22.0% further growth in noninterest- $650 PERCENT DEPOSITS NONINTEREST-BEARING 21.4% bearing deposits $600 20.0% 2015 2016 2017 2018Q2 10

DIVERSIFIED COMMERCIAL LOAN COMPOSITION – 2018Q2 LOAN PORTFOLIO DOLLARS IN MILLIONS Focus on lending to middle Other market and small business, and 1% their owners and executives Commercial loans represent Residential 17% cumulative 82% of portfolio as C&I 31% of 6/30/18 Total C&I C&D 39% 11% .Increase asset sensitivity of balance sheet Owner Occupied CRE 12% Loan growth potential Non-Owner Occupied CRE enhanced by diverse portfolio 20% .Commercial real estate loan Total CRE concentrations well below 43% regulatory guidelines Total Ending LHFI (6/30/18): $3,372 11

UNDERWRITING & CREDIT NPLs / LOANS (1) CULTURE Excellent track record of strong credit quality across core 1.13% commercial lending portfolio 0.83% 0.76% 0.73% 0.79% Seasoned lenders with strong credit backgrounds and significant in-market experience Centralized underwriting for all 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 loans NCOs / AVERAGE LOANS (1)(2) Strong underwriting guidelines 1.57% include global cash flow analysis and personal guarantees 0.75% 0.36% 0.18% 0.01% 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 12 (1) Loans for Held For Investment (2) Based on annualized quarterly net charge-offs

STRONG CAPITAL TOTAL RISK-BASED CAPITAL POSITION DOLLARS IN MILLIONS $542 $36 $470 $472 Robust capital levels with $423 $47 $39 opportunity for deployment $44 through organic growth and strategic acquisitions $505 $423 $433 IPO net proceeds partially used $379 to redeem SBLF preferred stock 2015 2016 2017 6/30/18 Tier 1 Capital Tier 2 Capital CAPITAL RATIOS 14.5% 13.5% 13.5% 12.5% 12.5% 12.4% 12.5% 12.1% 12.3% 11.5% 11.4% 10.5% 9.6% 9.4% 9.4% 9.5% 9.2% 9.6% 9.4% 9.3% 9.3% 8.5% 7.5% 2017Q2 2017Q3 2017Q4 2018Q1 2018Q2 TCE /TA CET1 Total RBC 13

Increase scale across franchise and Improve operation efficiency and particularly in Houston increase profitability Focused effort to improve margin and risk-adjusted returns Grow client base and continue Continue our disciplined approach Capturing market share to organic loan and deposit growth Successfully recruit experienced Lenders and teams Focus on existing and contiguous Opportunistic M&A markets 14

Reconciliation of Non-GAAP Financial Measures

DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE FIGURES

	2018Q2	2018Q1	2017Q4	2017Q3	2017Q2
Calculation of Tangible Common Equity:					
Total Stockholders' Equity	$ 519,356	$ 462,824	$ 455,342	$ 452,904	$ 457,555
Less: Preferred Stock, Series SBLF	-	48,260	48,260	48,260	48,260
Less: Goodwill and Other Intangible Assets, Net	24,113	24,219	24,336	24,457	24,518
Total Tangible Common Stockholders' Equity - Non-GAAP	**$ 495,243**	**$ 390,345**	**$ 382,746**	**$ 380,187**	**$ 384,777**
Calculation of Tangible Assets:					
Total Assets	$ 4,371,792	$ 4,214,899	$ 4,153,995	$ 4,088,677	$ 4,037,761
Less: Goodwill and Other Intangible Assets, Net	24,113	24,219	24,336	24,457	24,518
Total Tangible Assets	**$ 4,347,679**	**$ 4,190,680**	**$ 4,129,659**	**$ 4,064,220**	**$ 4,013,243**
Tangible Common Equity to Tangible Assets	**11.39%**	**9.31%**	**9.27%**	**9.35%**	**9.59%**
Calculation of Common Shares:					
Common Shares Oustanding at the End of Period	23,504,063	19,525,241	19,518,752	19,499,072	19,497,931
Add: Convertible Preferred Stock, Series D	-	901,644	901,644	901,644	901,644
Common Shares	**23,504,063**	**20,426,885**	**20,420,396**	**20,400,716**	**20,399,575**
Tangible Book Value Per Common Share	**$ 21.07**	**$ 19.11**	**$ 18.74**	**$ 18.64**	**$ 18.86**

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